Exhibit 10.39

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (“Agreement”) is entered into as of October 15, 2009 by and between OncoCyte Corporation, a California corporation (the “Company”) and the undersigned.

NOW, THEREFORE, the parties agree as follows:

1.             Certain Definitions.  As used in this Agreement the following terms shall have the following respective meanings:

(a)            “Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

(b)            “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act.

(c)            “Holder” shall mean each person who originally purchased Registrable Securities from the Company pursuant to a Stock Purchase Agreement and his/its transferees as permitted by Section 6.

(d)            The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

(e)            “Registrable Securities” means the Shares.  Any securities that are (i) distributed as a dividend or otherwise with respect to Registrable Securities, (ii) issuable upon the exercise or conversion of Registrable Securities, or (iii) issued or issuable in exchange for or through conversion of Registrable Securities pursuant to a recapitalization, reorganization, merger, consolidation or other transaction shall also constitute Registrable Securities.

(f)             “Shares” means up to 6,000,000 common shares, no par value, of the Company issued by the Company pursuant to the Stock Purchase Agreement.

(g)            “Stock Purchase Agreement” means a Stock Purchase Agreement pursuant to which the Company agreed to issue and sell up to an aggregate of 6,000,000 Shares to the undersigned.

2.             Registration Rights.

(a)            Filing of Registration Statement With Respect to Shares.  The Company agrees, at its expense, to file a registration statement with the Commission to register the Shares under the Act, and to take such other actions as may be necessary to allow the Shares to be freely tradable, without restrictions under the Act.  Such registration statement shall be filed following a written request for registration from any Holder(s) of not less than 25% of the Shares not earlier than one year after the Company completes an initial public offering of its common shares registered under the Act (an “IPO”).  The Company will use commercially reasonable efforts to cause the registration statement to become effective as promptly as practicable after filing.  The Company will make all filings required under applicable state securities or “blue sky” laws so that the Registrable Securities being registered shall be registered or qualified for sale under the securities or blue sky laws of New York, California, and such jurisdictions as shall be reasonably appropriate for distribution of the Shares covered by the registration statement.  The registration statement shall be a “shelf” registration pursuant to Rule 415 (or similar rule that may be adopted by the Securities and Exchange Commission) and shall provide that each Holder’s plan of distribution is to offer and sell Shares from time to time at market prices or prices related to market prices; provided, that a registration statement may be amended to provide for an underwritten public offering of the Shares included in the registration statement if the Holders submit to the Company a written notice to such effect with a copy of the applicable underwriting documents and such other relevant information concerning the offering as the Company may request.  The Company shall use commercially reasonable efforts to keep each such registration statement effective until the earlier of (i) completion of the distribution or distributions being made pursuant thereto, and (ii) such time as the Holders are eligible to sell their Shares under Rule 144 under the Act without application of the manner of sale and volume limitations under Rule 144.  The Company shall utilize Form S-3 if it qualifies for such use.  The Company will furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act and such other related documents as the Holders may reasonably request in order to effect the sale of their Shares.

(b)            “Piggy-Back Registration” of Shares.  If, at any time after the completion of an IPO, the Company proposes to register any of its securities under the Act (otherwise than pursuant to (i) this Agreement, (ii) a registration statement pertaining to subscription rights distributed to Company shareholders, and (iii) a registration on a Form S-8 or any other form if such form cannot be used for registration of the Registrable Securities pursuant to its terms), and the Shares shall not then be eligible for sale by the Holder(s) under Rule 144 under the Act, the Company shall, as promptly as practicable, give written notice to the Holders.  The Company shall include in such registration statement the Shares proposed to be sold by the Holders.  Notwithstanding the foregoing, if the offering of the Company’s securities is to be made through underwriters, the Company shall not be required to include Shares if and to the extent that the managing underwriter reasonably believes in good faith that such inclusion would materially adversely affect such offering, unless the Holders agree to postpone their sales until 10 days after the distribution is completed.  The provisions of Section 2(e) shall apply to any such registration statement if the offering is made through underwriters.

(c)            Costs of Registration.  The Company shall pay the cost of the registration statements filed pursuant to this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including counsel’s fees and expenses in connection therewith), printing expenses, messenger and delivery expenses, internal expenses of the Company, listing fees and expenses, and fees and expenses of the Company’s counsel, independent accountants and other persons retained or employed by the Company.  Holders shall pay any underwriters discounts applicable to the Registrable Securities.

(d)            Other Securities.  Any registration statement filed pursuant to this Agreement may include other securities of the Company which are held by other persons who, by virtue of agreements with the Company or permission given, are entitled to include their securities in such registration.

(e)            Underwriting.  If Holders wish to include Shares in a registration under Section 2(b), or if Holders holding not less than 50% of the Shares intend to distribute Shares by means of an underwriting to be registered under Section 2(a), they shall so advise the Company prior to the effective date of the registration statement filed by the Company, and the Company shall include such information in a written notice to all Holders.  All Holders shall be entitled to participate in such underwriting, and the right of any Holder to registration pursuant to this Agreement then shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Shares in the underwriting to the extent provided herein.

The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Holders and reasonably acceptable to the Company, in the case of a registration under Section 2(a), or selected by the Company is its sole discretion, in the case of a registration under Section 2(b).  Notwithstanding any other provision of this Agreement, if the managing underwriter advises the Holders and the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then, the number of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders and any other holders of securities having rights to include their securities in the registration, at the time of filing the registration statement.  No Registrable Securities excluded from the underwriting by reason of the managing underwriter’s marketing limitation shall be included in such registration.

If any Holder or any other holder of securities eligible for inclusion in the registration disapproves of the terms of the underwriting, such person may elect to withdraw from the underwriting and registration by written notice to the Company and the managing underwriter.  The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from the registration; provided, however, that, if by the withdrawal of such Registrable Securities or other securities a greater number of Registrable Securities held by other Holders or other securities held by persons having rights to participate in such registration may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders and other persons who have included Registrable Securities or other securities in the registration the right to include additional Registrable Securities or other securities in the same proportion used in determining the underwriter limitation.

Notwithstanding any other provision of this Agreement, if the registration is one under Section 2(b), and the managing underwriter determines that marketing factors require a limitation of the amount of securities to be underwritten, the Company may exclude Registrable Securities and other securities held by other holders of registration rights without any exclusion of securities offered by Company.  In the event of any exclusion of securities held by holders of registration rights, the amount of securities that may be included in the registration and underwriting shall be allocated among all Holders of Registrable Securities and other holders of securities entitled to include securities in such registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities that the Company has agreed to register held by each such person.

(f)             Waiver.  Notwithstanding any other provision of this Agreement the rights of the Holders under Section 2(b) may be waived by a majority-in-interest of the Holders (based upon their holdings of Registrable Securities, with or without notice to the Holders generally).

(g)            Limitation on Company Liability.  The Company shall have no obligation to make any cash settlement or payment to any Holder, or to issue any additional Shares or other securities to any Holder, in the event that the Company is unable to effect or maintain in effect the registration of any Registrable Securities under the Act or any state securities law despite the Company’s commercially reasonable efforts so to do.

3.              Indemnification.

(a)            The Company will indemnify, defend and hold harmless each Holder, each of its officers, directors and partners, and each person who controls such Holder within the meaning of the Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of the Act from and against all expenses, claims, losses, damages and liabilities (or actions commenced or threatened in respect thereof), including any of the foregoing incurred in settlement of any litigation commenced or threatened (other than a settlement effected without the consent of the Company, which consent will not unreasonably be withheld), to the extent such expenses, claims, losses, damages and liabilities (or actions commenced or threatened in respect thereof) arise out of or are based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or any amendment or supplement thereto, offering Registrable Securities, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (ii) any violation, by the Company, of any rule or regulation promulgated under the Act and applicable to the Company and relating to any registration of Registrable Securities by the Company under the Act.  The Company will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each such person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter or controlling person specifically for use in connection with the registration or offering of Registrable Securities.

(b)            Each Holder will, if Registrable Securities held by such Holder are included in a registration under the Act or under any state securities law, indemnify, defend and hold harmless the Company, each of its directors and officers, and each independent accountant of the Company, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Act, and each other such Holder, and each of the officers, directors and partners and each person who controls such other Holder within the meaning of the Act, from and against all claims, losses, damages and liabilities (or actions commenced or threatened in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any amendment or supplement offering Registrable Securities, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (ii) any violation, by such Holder, of any rule or regulation promulgated under the Act applicable to such Holder and relating to action or inaction required of such Holder in connection with any registration of Registrable Securities.  Such Holder will reimburse the Company, such other Holders, such directors, officers, partners, persons, accounting firms, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company or any underwriter by such Holder specifically for use therein; provided, however, that the obligations of such Holders under this Section 3(b) shall be limited to an amount equal to the net proceeds to each such Holder from the sale of Registrable Securities pursuant to such registration.

(c)            Each party entitled to indemnification under this Section 3 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld).  The Indemnified Party may participate in such defense at the Indemnified Party’s own expense.  The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3 except to the extent such failure is prejudicial to the ability of the Indemnifying Party to defend such action, but such failure shall not relieve the Indemnifying Party of any liability that the Indemnifying Party may have to any Indemnified Party otherwise than under this Section 3.  No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

4.              Information by Holder.  Each Holder of Registrable Securities included in any registration shall furnish to the Company and to each underwriter, upon the Company’s request, such information regarding such Holder and the distribution proposed by such Holder as shall be required in connection with any registration of Registrable Securities.

5.              Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

(a)            Use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) at such times as the Company is subject to the reporting requirements under Section 13 of the Exchange Act;

(b)            So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company under the Exchange Act as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

6.              Transfer of Registration Rights.  The rights to cause the Company to register securities under this Agreement may be assigned:  (a) to an “affiliate” (defined as an entity that controls, is controlled by, or under common control with the transferor); (b) to one or more of its general partners, limited partners, or members if the transferor is a partnership or limited liability company; or (c) to any other transferee or assignee of an aggregate of twenty-five percent (25%) or more of the transferor’s Registrable Securities; provided, that as a condition to any transfer of such rights the transferor must give the Company written notice at the time or within a reasonable time after said transfer, stating its desire to transfer such rights, the name and address of the transferee or assignee, and identifying the securities with respect to which such registration rights are being assigned; provided, that nothing in this Section shall be construed in any way to limit any restriction or condition on transfer of any Registrable Securities imposed by any other agreement between a Holder and the Company, the Act, any rule or regulation promulgated under the Act, or any state securities or blue sky law or any rule or regulation thereunder.

7.              Computation of Certain Percentages.  Where any provision of this Agreement provides for the exercise, waive, or amendment of any rights upon the action of Holders of a specified percentage of Registrable Securities, such percentage shall be determined based upon the aggregate number of Registrable Securities issued and outstanding.

8.              Miscellaneous.

(a)            Governing Law.  This Agreement shall be governed in all respects by the laws of the State of California, as applied to contracts entered into in California between California residents and to be performed entirely within California.

(b)            Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

(c)            Entire Agreement; Amendment.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.  Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated orally, but only by a written instrument signed by the Company and Holders of a majority of the Registrable Securities which have not been resold to the public.

(d)            Notices, etc.  All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or otherwise delivered by hand, by messenger or next business day air freight services, addressed (i) if to a Holder at such Holder’s address set forth on the signature page hereto, or at such other address as such Holder shall have furnished to the Company in writing, or (ii) if to the Company, at 1301 Harbor Bay Parkway, Suite 100, Alameda, California 94502; attention:  Chief Financial Officer, or at such other address as the Company shall have furnished to the Holders in writing.

(e)            Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of or acquiescence in any such breach or default or any similar breach or default thereafter occurring.  A waiver of any single breach or default shall not be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement, or any waiver of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement, or by law or otherwise afforded to any party, shall be cumulative and not alternative.

(f)             Severability.  In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(g)            Titles and Subtitles.  The titles of the sections and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

(h)            Counterparts.  This Agreement may be executed in any number of counterparts (including by separate counterpart signature pages), each of which shall be an original, but all of which together shall constitute one instrument.  Any counterpart of this Agreement may be signed by electronic or facsimile, and such electronic or facsimile signature shall be deemed an original signature.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE COMPANY:

ONCOCYTE CORPORATION

By           /s/ Robert Peabody
    Robert Peabody,
    Senior Vice President and
    Chief Operating Officer

By           /s/ Judith Segall

    Judith Segall, Secretary

HOLDER:

        /s/ George Karfunkel
    George Karfunkel

Address for Notice:   59 Maiden Lane
            New York, NY  10038
            FAX: (718) 921-8340